The Emerging Markets
                                 Income Fund II Inc

June 28, 2000

Dear Shareholder:

We are pleased to provide this annual report for The Emerging Markets Income Fund II Inc (the "Fund") as of May 31, 2000. Included are market commentary, a statement of the Fund's investments and financial statements for the 12 months ended May 31, 2000.

The net asset value of the Fund increased from $9.71 per share on May 28, 1999 to $10.84 per share on May 31, 2000. Dividends of $1.65 per share from net investment income were declared during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return based on net asset value for the year ended May 31, 2000 was 30.73%. In comparison, the J.P. Morgan Emerging Bond Markets Index Plus ("EMBI+") 1 posted a return of 22.45% for the same period.

EMERGING MARKET DEBT

Emerging markets debt returned 22.45% for the Fund's fiscal year as measured by the EMBI+. Rising oil prices and rising interest rates were the predominant fundamental factors impacting returns during the year. Individual country returns were dominated by Russia, which gained 129%. Overall market performance was good with seven other index countries generating double-digit returns and only two index countries with negative returns for the period.

The performance of the Fund and the emerging debt markets was particularly strong in light of the difficult fixed-income environment. The U.S. Federal Reserve Board ("Fed") raised interest rates six times during the Fund's fiscal year, moving the Federal Funds rate from 4.75% to 6.50%. This aggressive stance by the Fed was an attempt to slow the rate of U.S. economic growth and to keep inflation under control. Spreads on investment-grade securities were volatile during the fiscal year. The spread widening in mortgages and investment-grade corporate debt reflected increased investor concerns about the magnitude of future interest rate increases. The aggressive Fed activity and widening spreads led to subpar returns in most fixed-income asset classes other than emerging markets debt. The Salomon Smith Barney Broad Investment Grade ("BIG") Index 2 returned 2.02% during the Fund's fiscal year while the Salomon Smith Barney High Yield Market Index 3 declined 3.83% over the same period.

Commodity prices in general and oil prices, in particular, moved higher during the year. Oil prices began the fiscal year at $16 per barrel and ended the year at over $29 with several spikes over the $30 level. A price increase of this magnitude has a beneficial effect on all oil producers. Russia, Venezuela and Algeria all experienced measurable improvements in their credit quality over the fiscal year due to rising oil and gas prices.

1 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market.
2 The Salomon Smith Barney Broad Investment Grade ("BIG") Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.
3 The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market.

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Return volatility for emerging markets debt averaged 9.17% for the Fund's fiscal year. This level represents a sharp decline from year-earlier levels of 27%. The recent volatility level reflects reduced leverage and a more stable overall environment in the emerging markets.

The spread on the index ended the fiscal year at 784 basis points over U.S. Treasuries. Spreads opened the fiscal year at 1,157 basis points over Treasuries, widened to 1,214 basis points in early August and generally tightened over the balance of the year. J.P. Morgan & Co. adjusted the EMBI+ in April 2000 to reflect the reorganization of the former Soviet Union debt into Russian global bonds. This adjustment tightened the index spreads (over Treasuries) by 120 basis points.

Individual country performance during the quarter followed the pattern of 1999, with strong outperformance concentrated in a handful of countries. Russia, Brazil, Bulgaria and Morocco outperformed the index over the Fund's fiscal year. In addition, Venezuela, Mexico, Argentina and Peru all generated double-digit returns, although these returns were below index levels.

No country experienced a wider range of fundamental developments than Russia during the Fund's fiscal year:

* Boris Yeltsin resigned his presidency and Vladimir Putin was elected
  President.
* Duma elections in December reduced the influence of the Communist party and made the moderate bloc the largest faction in Congress. This development presumably creates a more constructive environment for Duma-government relations.
* The Duma passed the 2000 budget which emphasizes increased tax collection and deficit reduction.
* The first quarter federal budget surplus was 0.7% of GDP as revenue from tax collections soared.
* The Russian government agreed on terms to exchange defaulted former Soviet debt for new Eurobonds. The terms reduce Russia's debt burden by over 50% on a net present value basis. The deal is expected to close during the third quarter of 2000.

These events helped Russia generate the best returns of any index country, up 129% during the Fund's fiscal year.

Economic news from Brazil improved during the Fund's fiscal year. The current account deficit and the central government primary surplus were consistently better than expected. The factors behind this good fiscal result include a combination of one-off revenue events and very disciplined expenditure control. Brazilian government officials have made substantial progress in dealing with the country's debt problems. The ratio of net public debt to GDP has stabilized at approximately 50%. The appreciation of the country's currency, the real in recent months has reduced the local currency value of external and dollar-linked domestic debt. The budgetary success in recent months signals a brighter financing outlook for the balance of 2000. In addition, negotiations with the International Monetary Fund ("IMF") have led to a lowering of the target for foreign reserves, giving the central bank additional flexibility in supporting the local currency. The government has a very ambitious legislative agenda for the next session of congress. A number of the Constitutional amendments have the potential to make lasting improvements in Brazil's fiscal accounts. Brazil returned 26.58% for the fiscal year, second highest of all index countries.

Bulgaria and Morocco each outperformed the index over the Fund's fiscal year. Both countries demonstrated the benefits of consistently applied economic policies. The Bulgarian currency board has helped stabilize the economy, as it recovers from the Kosovo conflict. GDP is expected to grow

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at a 4% rate in 2000. Bulgarian debt returned 25.31% during the Fund's fiscal year. Morocco is suffering through its second consecutive year of drought. The contraction of the agriculture sector should be offset by growth in the nonagriculture sector to leave overall GDP unchanged in 2000. Despite this challenging economic environment, we expect the Moroccan fiscal deficit to remain stable at 1% of GDP. Morocco returned 23.98% during the fiscal year.

Mexico's foreign currency debt rating was upgraded by Moody's to investment grade (Baa3). The ratings agency cited sound fiscal policies, increased political stability and a reduced debt burden in explaining its rationale for the upgrade. Mexico has been viewed as a safe haven in the emerging markets. It generated returns of 15.96% during the fiscal year, driven by the ratings upgrade, rising oil prices, strong exports and an unusually calm political environment. The ratings upgrade attracted additional investors into emerging markets debt as Mexico was added to investment-grade debt indexes.

Venezuela returned 16.14% for the fiscal year. Oil price strength has continued to be a bright spot for the Venezuelan economy. The additional revenue from oil has helped limit the size of the federal budget deficit during a period of economic contraction. Venezuela financed its 1999 deficit domestically, without turning to international capital markets. The government has stated its intention to pursue an exchange of Brady bonds for longer dated global bonds during 2000. Political uncertainty weighed on Venezuelan debt during the latter part of the fiscal year. Elections were postponed from late May and rescheduled for late July. We expect President Chavez to be reelected in July.

OUTLOOK

The overall tone in emerging markets remains positive. We believe spreads of 700 basis points over U.S. Treasuries represent good value, especially in light of the strong economic fundamentals and stable politics in most emerging countries. The technical picture in emerging markets is also encouraging. Market liquidity remains at very satisfactory levels while hedge fund activity in the market has been curtailed, leading to a reduction in volatility.

Annual Shareholders Meeting

The Fund held a special meeting on February 24, 2000. At the meeting, shareholders approved a new management agreement with PIMCO Advisors L.P. and a new investment advisory and administration agreement among PIMCO Advisors L.P., Salomon Brothers Asset Management Inc and the Fund. The following table provides information concerning the matters voted on at the meeting.

1. Approval of New Management Agreement between PIMCO Advisors L.P. and the Fund

         Votes For                Votes Against               Votes Abstained
         ---------                ------------                ---------------
        20,267,497                   295,770                      304,116

2. Approval of New Investment Advisory and Administration Agreement among PIMCO Advisors L.P., Salomon Brothers Asset Management Inc and the Fund

         Votes For                Votes Against               Votes Abstained
         ---------                ------------                ---------------
        20,383,296                   232,991                      251,103

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In a continuing effort to provide timely information about The Emerging Markets
Income Fund II Inc., shareholders can call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your Emerging Markets Income Fund II Inc. stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

Thank you for your investment in The Emerging Markets Income Fund II Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,

/s/ William D. Cvengros                            /s/ Heath B. McLendon
William D. Cvengros                                Heath B. McLendon
Co-Chairman of the Board                           Co-Chairman of the Board

/s/ Peter J. Wilby                                 /s/ James E. Craige
Peter J. Wilby                                     James E. Craige
Executive Vice President                           Executive Vice President

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Statement of Investments
May 31, 2000


     Principal
    Amount (a)    Bonds+ -- 72.6%                                                            Value
----------------------------------------------------------------------------------------------------
                  Argentina -- 4.6%
                  Republic of Argentina:
 Peso 4,700,000     8.750% due 7/10/02.............................................     $  4,087,181
      1,000,000     14.250% due 11/30/02*..........................................          990,000
      6,000,000     11.595% due 4/10/05*(b)........................................        5,640,000
 Peso 7,000,000     11.750% due 2/12/07............................................        5,705,742
 Peso   500,000     11.750% due 2/12/07#...........................................          407,553
                                                                                        ------------
                                                                                          16,830,476
                                                                                        ------------
                  Brazil -- 14.6%
      4,000,000   Companhia Energetica De Sao Paulo, 9.125%, 6/26/07*..............        3,880,000
                  Federal Republic of Brazil:
     11,161,000     14.500% due 10/15/09...........................................       11,495,830
      7,003,000     12.250% due 3/6/30.............................................        6,197,655
      3,078,521     Capitalization (C) Bond, 8.000% due 4/15/14(c).................        2,168,433
     17,500,000     DCB, Series L, 7.4375% due 4/15/12*............................       12,545,312
      4,875,000     DISC, Series ZL, 7.375% due 4/15/24*...........................        3,668,438
     13,000,000     FLRB, Series L, 7.375% due 4/15/09*............................        9,555,000
      3,895,182     MYDFA Trust Certificates, 7.1875% due 9/15/07*.................        3,218,394
                                                                                        ------------
                                                                                          52,729,062
                                                                                        ------------
                  Bulgaria -- 3.4%
     18,000,000   Republic of Bulgaria, FLIRB, Series A, 2.750% due 7/28/12*.......       12,206,278
                                                                                        ------------
                  Columbia -- 4.6%
                  Republic of Columbia:
      1,425,000     7.270% due 6/15/03.............................................        1,225,500
      2,150,000     10.875% due 3/9/04.............................................        1,945,750
      7,350,000     13.580% due 8/13/05*...........................................        6,670,125
      3,000,000     7.625% due 2/15/07.............................................        2,137,500
      5,825,000     11.750% due 2/25/20............................................        4,601,750
                                                                                        ------------
                                                                                          16,580,625
                                                                                        ------------
                  Costa Rica -- 0.6%
      2,500,000   Costa Rica, Principal Bond, Series B, 6.250% due 5/21/15.........        2,225,000
                                                                                        ------------

                 See accompanying notes to financial statements.

                                                                                              Page 5


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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Investments (continued)
May 31, 2000


     Principal
    Amount (a)    Bonds -- 72.6% (continued)                                                 Value
----------------------------------------------------------------------------------------------------
                  Croatia -- 1.8%
                  Republic of Croatia, FRN:
        422,888     7.0625% due 7/31/06*...........................................     $    391,171
      7,073,182     7.0625% due 7/31/10*...........................................        6,259,766
                                                                                        ------------
                                                                                           6,650,937
                                                                                        ------------
                  Ecuador -- 1.1%
     10,725,000   Republic of Ecuador, DISC, 6.000% due 2/28/25*(d)................        4,021,875
                                                                                        ------------
                  Indonesia -- 1.5%
      2,000,000   APP China Group Ltd, 14.000% due 3/15/2010(e)....................        1,240,000
      5,804,260   Pt Polytama Propindo, 11.250% due 6/15/07(f).....................          740,043
                  Tjiwi Kimia International Finance Company B.V.:
      1,000,000     13.250% due 8/1/01.............................................          845,000
      5,000,000     10.000% due 8/1/04.............................................        2,750,000
                                                                                        ------------
                                                                                           5,575,043
                                                                                        ------------
                  Ivory Coast -- 0.7%
     16,225,000   Republic of Ivory Coast, 2.000% due 3/31/18*.....................        2,596,000
                                                                                        ------------

                  Mexico -- 6.7%
      3,000,000   Grupo Industrial Durango, 12.000% due 7/15/01....................        3,007,500
      2,000,000   Hylsa S.A. de C.V., 9.250% due 9/15/07...........................        1,800,000
      2,800,000   Petroleos Mexicanos, 9.250% due 3/30/18..........................        2,492,000
     15,680,000   United Mexican States, 11.375% due 9/15/16.......................       16,926,560
                                                                                        ------------
                                                                                          24,226,060
                                                                                        ------------
                  Panama -- 3.7%
                  Republic of Panama:
     15,625,000     IRB, 4.250% due 7/17/14*.......................................       11,972,656
      1,620,259     PDI, 7.0625% due 7/17/16*(c)...................................        1,246,587
                                                                                        ------------
                                                                                          13,219,243
                                                                                        ------------
                  Peru -- 1.5%
      8,690,000   Republic of Peru, PDI Bond, 4.500% due 3/7/17*...................        5,442,113
                                                                                        ------------

                 See accompanying notes to financial statements.

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Investments (continued)
May 31, 2000


     Principal
    Amount (a)    Bonds -- 72.6% (concluded)                                                 Value
----------------------------------------------------------------------------------------------------
                  Philippines -- 1.5%
      6,700,000   Republic of the Philippines, 10.625% due 3/16/25.................     $  5,508,405
                                                                                        ------------
                  Poland -- 1.3%
                  Republic of Poland:
      1,750,000     Par Bond, 3.500% due 10/27/24*.................................        1,025,938
      1,760,000     PDI Bond, 6.000% due 10/27/14*.................................        1,542,200
      3,000,000     RSTA Bond, 4.000% due 10/27/24*................................        1,878,750
                                                                                        ------------
                                                                                           4,446,888
                                                                                        ------------
                  Russia -- 11.8%
                  Russia Government:
      1,850,000     11.750% due 6/10/03............................................        1,628,000
      2,325,000     11.750% due 6/10/03#...........................................        2,046,000
     14,630,000     12.750% due 6/24/28............................................       11,319,962
    101,140,000     IAN due 12/15/15##(d)..........................................       27,813,500
                                                                                        ------------
                                                                                          42,807,462
                                                                                        ------------
                  Uruguay -- 0.9%
                  Uruguay:
      1,289,472     DCB, Series B, 7.0625% due 2/18/07*............................        1,250,788
      2,117,646     NMB, 7.1875% due 2/19/06*......................................        2,048,823
                                                                                        ------------
                                                                                           3,299,611
                                                                                        ------------
                  Venezuela -- 12.3%
                  Republic of Venezuela:
      4,410,000     13.625% due 8/15/18............................................        3,902,850
      5,865,000     9.250% due 9/15/27.............................................        3,659,760
      3,428,550     DCB, Series DL, 7.000% due 12/18/07*...........................        2,717,126
        500,000     DISC, 7.375% due 3/31/20 (included oil obligation certificates)          372,500
     29,500,029     FLIRB, Series A, 7.4375% due 3/31/07*..........................       22,899,397
        500,000     FLIRB, Series B, 7.4375% due 3/31/07*..........................          388,125
     13,106,596     NMB, 7.1875% due 12/18/05......................................       10,419,744
                                                                                        ------------
                                                                                          44,359,502
                                                                                        ------------
                  Total Bonds (Cost -- $253,073,814)...............................      262,724,580
                                                                                        ------------

                 See accompanying notes to financial statements.

                                                                                              Page 7

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Investments (continued)
May 31, 2000


     Principal
    Amount (a)    Loan Participations+,++ -- 13.8%                                           Value
----------------------------------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
      5,727,267     Tranche 1, 6.625% due 9/4/06* (Chase Manhattan Bank)...........     $  4,696,359
     10,250,000     Tranche 3, 7.1875% due 3/4/10* (Chase Manhattan Bank)..........        7,866,875
Yen 900,000,000     Tranche 3, 7.1875% due 3/4/10* (Chase Manhattan Bank)..........        4,889,941
                  Government of Jamaica:
         55,526     Tranche A, 7.125% due 10/15/00* (Chase Manhattan Bank).........           52,750
      3,781,250     Tranche B, 7.5625% due 11/15/04* (Chase Manhattan Bank,
                      Morgan Guaranty Trust Company)...............................        3,327,500
                  Kingdom of Morocco:
Yen 606,866,300     Tranche A, 3.0175% due 1/1/09* (Goldman Sachs).................        4,283,630
     20,705,876     Tranche B, 7.750% due 1/1/04* (Chase Manhattan Bank,
                      Morgan Stanley Emerging Markets, Inc.).......................       18,790,583
                  Russia Government:
      3,000,000     Foreign Trade Obligation## (Bank of America)...................          671,250
     20,500,000     Principal Loan, due 12/15/20##(d)
                      (Morgan Guaranty Trust Company of New York)..................        5,522,188
                                                                                        ------------
                  Total Loan Participations (Cost -- $52,771,639)..................       50,101,076
                                                                                        ------------
                  U.S. Government Obligations+ -- 8.4%
----------------------------------------------------------------------------------------------------
     31,000,000   U.S. Treasury Bills due 8/31/00 (Cost -- $30,574,550)............       30,559,524
                                                                                        ------------
                  Sub-Total Investments (Cost -- $336,420,003).....................      343,385,180
                                                                                        ------------
                  Repurchase Agreements -- 5.2%
----------------------------------------------------------------------------------------------------
      9,403,000   J.P. Morgan, 6.300%, dated 5/31/00, $9,404,646 due 6/1/00
                    (collateralized by $9,369,000 U.S. Treasury Bond, 6.375%
                    due 8/15/27, valued at $9,591,045) (Cost-- $9,403,000).........        9,403,000
      9,404,000   SBC Warburg Dillon Read, 6.350%, $9,405,659 due 6/1/00
                    (collateralized by $7,458,000 U.S. Treasury Bond, 8.750%
                    due 8/15/20, valued at $9,592,853) (Cost-- $9,404,000).........        9,404,000
                                                                                        ------------
                  Total Repurchase Agreements (cost-- $18,807,000).................       18,807,000
                                                                                        ------------
                  Total Investments-- 100.0% (Cost-- $355,227,003**)...............     $362,192,180
                                                                                        ============

                 See accompanying notes to financial statements.

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Investments (concluded)
May 31, 2000

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MAY 31, 2000:


              Contracts        In Exchange     Contracts at        Delivery        Unrealized
             to Deliver            For             Value             Date         Appreciation
           --------------     ------------    --------------       --------       ------------
Sale.......Yen 589,000,000    US $5,663,461   US $5,580,088         9/11/00         $ 83,373
Sale.......Yen 515,000,000    US $5,013,141   US $4,879,024         9/11/00          134,117
                                                                                    --------
                                                                                    $217,490
                                                                                    ========

------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Coupon rate is derived from a formula based on the yields of other Argentina Global bonds.
   (c) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (d) Security is currently in default.
   (e) The bond is denominated in units. Each unit is equal to $1,000 and one warrant to buy 12.914 shares of Asia Pulp & Paper at $7.8375 per share. The warrant will expire on March 15, 2005.
   (f) Payment-in-kind Security. Interest earned is capitalized as additional principal when received by the Fund.
     * Rate shown reflects current rate in effect at May 31, 2000 on instrument with variable rates or step coupon rates.
    ** Aggregate cost for federal income tax purposes is substantially the same.
     + Security is segregated as collateral pursuant to a loan agreement. See
       Note 4.
    ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
     # Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institu tional investors.
    ## Non-income producing security.

   Abbreviations used in this statement:
   DCB      - Debt Conversion Bond.
   DISC     - Discount Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FLRB     - Floating Rate Bond.
   FRN      - Floating Rate Note.
   IAN      - Interest Arrears Note.
   IRB      - Interest Reduction Bond.
   MYDFA    - Multi Year Depository Facility Agreement.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   RSTA     - Revolving Short Term Agreement.
   Yen      - Japanese Yen.

                 See accompanying notes to financial statements.

                                                                          Page 9

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Statement of Assets and Liabilities
May 31, 2000


Assets
  Investments, at value (cost-- $336,420,003)........................................   $343,385,180
  Repurchase agreements..............................................................     18,807,000
  Cash...............................................................................            518
  Receivable for securities sold.....................................................     16,387,055
  Interest receivable................................................................      6,680,596
  Net unrealized appreciation on forward foreign currency contracts..................        217,490
  Prepaid expenses...................................................................         20,773
                                                                                        ------------
  Total Assets.......................................................................    385,498,612
                                                                                        ------------
Liabilities
  Loan payable (Note 4)..............................................................    100,000,000
  Payable for securities purchased...................................................     30,569,875
  Accrued interest expense on loan...................................................        409,477
  Accrued management fee (Note 2)....................................................        256,351
  Other accrued expenses.............................................................        203,376
                                                                                        ------------
  Total Liabilities..................................................................    131,439,079
                                                                                        ------------
  Net Assets.........................................................................   $254,059,533
                                                                                        ============
Net Assets
  Common Stock ($0.001 par value, authorized
    100,000,000; 23,433,683 shares outstanding)......................................   $     23,434
  Additional paid-in capital.........................................................    323,774,420
  Undistributed net investment income................................................        420,512
  Accumulated net realized loss on investments.......................................    (77,341,544)
  Net unrealized appreciation on investments and foreign currencies..................      7,182,711
                                                                                        ------------
  Net Assets.........................................................................   $254,059,533
                                                                                        ============

Net Asset Value Per Share ($ 254,059,533 / 23,433,683 shares)........................         $10.84
                                                                                              ======

                 See accompanying notes to financial statements.

Page 10


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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Operations
For the Year Ended May 31, 2000


Income
  Interest (includes discount accretion of $12,426,955)..............................    $ 44,304,351

Expenses
  Interest on loan.....................................................    $7,553,442
  Management fee.......................................................     2,980,267
  Custodian............................................................       122,685
  Legal................................................................        62,660
  Audit and tax services...............................................        55,457
  Printing.............................................................        54,730
  Transfer agent expenses..............................................        37,269
  Listing fees.........................................................        35,174
  Directors' fees and expenses.........................................        33,579
  Other................................................................        40,377      10,975,640
                                                                           ----------     -----------
Net Investment Income................................................................      33,328,711
                                                                                          -----------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
  Net Realized Gain (Loss) on:
    Investments......................................................................      10,424,966
    Foreign currency transactions....................................................        (201,256)
                                                                                          -----------
                                                                                           10,223,710
                                                                                          -----------
  Net Change in Unrealized Appreciation (Depreciation) on:
    Investments......................................................................      21,090,270
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies..............................................          57,749
                                                                                          -----------
                                                                                           21,148,019
                                                                                          -----------
Net Gain on Investments and Foreign Currency Transactions............................      31,371,729
                                                                                          -----------
Net Increase in Net Assets From Operations...........................................     $64,700,440
                                                                                          ===========

                 See accompanying notes to financial statements.

                                                                                              Page 11

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Changes in Net Assets
For the Year Ended May 31, 2000
and May 28, 1999


                                                                          May 31,            May 28,
                                                                           2000               1999
-------------------------------------------------------------------------------------------------------------------
Operations
  Net investment income.............................................  $ 33,328,711        $ 40,446,017
  Net realized gain (loss) on investments and foreign currency
    transactions....................................................    10,223,710         (87,156,708)
  Net change in unrealized appreciation (depreciation)..............    21,148,019         (11,499,098)
                                                                      ------------        ------------
  Net Increase (Decrease) in Net Assets From Operations.............    64,700,440         (58,209,789)
                                                                      ------------        ------------
Dividends and Distributions to Shareholders
  From net investment income........................................   (38,496,993)        (40,669,385)
  From net realized capital gains...................................      --               (19,722,397)
                                                                      ------------        ------------
  Net Decrease in Net Assets From
    Dividends and Distributions to Shareholders.....................   (38,496,993)        (60,391,782)
                                                                      ------------        ------------
Capital Share Transactions
  Proceeds from shares issued in reinvestment of dividends
    (268,061 and 865,753 shares issued).............................     2,849,104           8,528,861
                                                                      ------------        ------------
Total Increase (Decrease) in Net Assets.............................    29,052,551        (110,072,710)
                                                                      ------------        ------------
Net Assets
  Beginning of year.................................................   225,006,982         335,079,692
                                                                      ------------        ------------
  End of year (includes undistributed net investment income of
    $420,512 and $7,101,419, respectively)..........................  $254,059,533        $225,006,982
                                                                      ============        ============

Statement of Cash Flows
For the Year Ended May 31, 2000


Cash Flows From Operating Activities:
  Purchases of securities............................................................    $(307,885,435)
  Net purchases of short-term investments............................................      (17,353,000)
  Proceeds from sales of securities and principal paydowns...........................      340,314,678
                                                                                         -------------
                                                                                            15,076,243
  Net investment income..............................................................       33,328,711
  Adjustments to reconcile net investment income to net cash provided by operating activities:
    Accretion of discount on investments.............................................      (12,426,955)
    Interest on payment-in-kind bonds................................................         (888,204)
    Net change in receivables/payables related to operations.........................          557,743
                                                                                         -------------
    Net Cash Provided by Operating Activities........................................       35,647,538
                                                                                         -------------
Cash Flows Used by Financing Activities:
  Proceeds from shares issued in reinvestment of dividends...........................        2,849,104
  Dividends and distributions paid...................................................      (38,496,993)
                                                                                         -------------
  Net Cash Used by Financing Activities..............................................      (35,647,889)
                                                                                         -------------
Net Decrease in Cash.................................................................             (351)
Cash at Beginning of Year............................................................              869
                                                                                         -------------
Cash at End of Year..................................................................    $         518
                                                                                         =============

                 See accompanying notes to financial statements.

Page 12


T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

1.   Organization and Significant Accounting Policies (continued)

     securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

1.   Organization and Significant Accounting Policies (concluded)

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, and marked-to-market on each valuation date to reflect the current market value of the option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. For options closed through an offsetting purchase or sale, the difference between the premium received or paid in the initial transaction and the amount paid or received in effecting the closing transaction is treated as a realized gain or loss. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended May 31, 2000, the Fund paid interest expense of $7,428,548.

2.   Management and Advisory Fees and Other Transactions

         The Fund has entered into a management agreement with PIMCO Advisors L.P. (the "Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

         The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

         The management agreement and the investment advisory and administration agreements were transferred to the Investment Manager on November 2, 1999 from Value Advisors LLC, its wholly owned subsidiary.

         The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

         At May 31, 2000 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

         All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

3.   Portfolio Activity and Tax Information

     Cost of purchases and proceeds from sales of securities, excluding short-term investments for the year ended May 31, 2000 aggregated $305,718,883 and $349,611,207, respectively. The federal income tax cost basis of the Fund's investments at May 31, 2000 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $28,688,145 and $21,722,968, respectively, resulting in a net unrealized appreciation on investments of $6,965,177.

     In the year ended May 31, 2000, permanent book/tax differences were reclassified from accumulated net realized loss on investments to undistributed net investment income.

4.   Bank Loan

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with ING Barings (U.S.) Capital LLC. The interest rate on the loan is 8.67125% and the maturity date is November 15, 2000. The collateral for the loan was valued at $343,337,267 on May 31, 2000 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.   Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at May 31, 2000 was $50,101,076.

     In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

6.   "When and If" Issued Bonds

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Notes to Financial Statements (concluded)

7.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At May 31, 2000, the Fund has a concentration of risk in sovereign debt of emerging market countries.

8.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of May 31, 2000, the Fund has two outstanding contracts to sell 1,104,000,000 Japanese Yen for US $10,676,602 for a scheduled settlement of September 11, 2000.

     The Fund enters into option transactions as part of its investment strategy or to hedge against possible changes in the market value of certain securities held. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9.   Dividend Subsequent to May 31, 2000

     On June 1, 2000, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on June 30, 2000 to shareholders of record June 13, 2000.

10.  Capital Loss Carryforward

     At May 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $76,746,400, available to offset future capital gains through May 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and date of expiration of the carryforward losses is indicated below:

                                May 2007                           May 2008
                                ---------                          ---------
                               $64,935,000                        $11,811,400

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Financial Highlights

Selected data for a share of common stock outstanding throughout the period:


                                                                    Year Ended
                                               -----------------------------------------------------
                                               May 31,      May 28,    May 29,   May 31,     May 31,
                                                2000         1999       1998      1997        1996
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period......    $ 9.71        $15.03     $17.19     $13.54     $10.77
                                              ------        ------     ------     ------     ------
Net investment income.....................      1.36          1.78       1.68       1.74       1.92
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...........................      1.41         (4.45)     (0.86)      3.56       2.50
                                              ------        ------     ------     ------     ------
Total from investment operations..........      2.77         (2.67)      0.82       5.30       4.42
                                              ------        ------     ------     ------     ------
Dividends to shareholders from net
   investment income......................     (1.65)        (1.80)     (1.59)     (1.50)     (1.29)
Dividends to shareholders from net
   realized capital gains.................        --         (0.88)     (1.39)     (0.15)     (0.36)
                                              ------        ------     ------     ------     ------
Total dividends and
   distributions to shareholders..........     (1.65)        (2.68)     (2.98)     (1.65)     (1.65)
                                              ------        ------     ------     ------     ------
Increase in net asset value due to shares
   issued on reinvestment of dividends....      0.01          0.03         --         --         --
                                              ------        ------     ------     ------     ------
Net increase (decrease) in net asset value      1.13         (5.32)     (2.16)      3.65       2.77
                                              ------        ------     ------     ------     ------
Net asset value, end of period............    $10.84        $ 9.71     $15.03     $17.19     $13.54
                                              ======        ======     ======     ======     ======
Per share market value, end of period.....  $10.8125       $11.875   $15.4375     $15.75     $13.88
                                            ========       =======   ========     ======     ======
Total investment return based on market
   price per share (a)....................     5.83%        -0.43%     17.51%     26.84%     32.72%
Ratios to Average Net Assets:
   Total expenses, including interest
     expense..............................     4.45%         4.00%      3.14%      3.34%      4.21%
   Total expenses, excluding interest
     expense (operating expenses).........     1.39%         1.35%      1.35%      1.37%      1.43%
   Net investment income..................    13.52%        17.52%     10.16%     11.29%     16.20%
Supplemental Data:
   Net assets, end of period (000)........  $254,060      $225,007   $335,080   $377,252   $295,949
   Portfolio turnover rate................       93%          148%       136%       172%        94%
   Bank loan outstanding, end of period
     (000)................................  $100,000      $100,000   $100,000   $100,000   $100,000
   Interest rate on bank loan, end of
     period...............................  8.67125%         6.83%   6.28125%      6.50%   6.60156%
   Weighted average bank loan (000).......  $100,000      $100,000   $100,000   $100,000   $100,000
   Weighted average interest rate.........     7.55%         6.11%      6.46%      6.67%      7.21%

--------------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

Page 18

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Income Fund II Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund II Inc (the "Fund") at May 31, 2000, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 21, 2000

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)*


                                                                                  Net Realized Gain
                                                                                 (Loss) & Change in
                                                        Net Investment             Net Unrealized
                                                            Income           Appreciation (Depreciation)
                                                                     Per                       Per
Quarters Ended                                         Total        Share         Total       Share
-------------------------------------------------------------------------------------------------------------------
August 31, 1995.............................         $10,387      $ .48         $ 3,358      $ .15
November 30, 1995...........................           9,897        .45          10,421        .48
February 29, 1996...........................          10,271        .47          24,630       1.13
May 31, 1996................................          11,462        .52          16,215        .74
August 31, 1996.............................          10,367        .47          15,085        .69
November 30, 1996...........................           9,927        .46          39,475       1.80
February 28, 1997...........................           8,948        .40          19,218        .88
May 31, 1997................................           9,003        .41           4,101        .19
August 31, 1997.............................           8,485        .39          17,668        .80
November 30, 1997...........................           8,725        .39         (26,874)     (1.21)
February 27, 1998...........................           9,829        .45           5,778        .25
May 29, 1998................................           9,661        .45         (15,385)      (.70)
August 31, 1998.............................           9,371        .42        (170,243)     (7.62)
November 30, 1998...........................          11,344        .50          65,572       2.94
February 26, 1999...........................           9,629        .42         (19,300)      (.85)
May 28, 1999................................          10,102        .44          25,315       1.08
August 31, 1999.............................           9,044        .39            (732)      (.03)
November 30, 1999...........................           8,728        .37          26,023       1.12
February 29, 2000...........................           7,396        .32          26,617       1.13
May 31, 2000................................           8,161        .28         (20,536)      (.81)

--------------
 *Totals expressed in thousands of dollars except per share amounts.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

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5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

Page 22

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the

                                                                         Page 23
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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

LESLIE H. GELB
      President, The Council
      on Foreign Relations

HEATH B. MCLENDON;
      Co-Chairman of the Board;
      Managing Director, Salomon
      Smith Barney Inc.
      President, Smith Barney Mutual Fund
      Management Inc.
      Chairman, Smith Barney
      Strategy Advisors Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers
WILLIAM D. CVENGROS
      Co-Chairman of the Board

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

NEWTON B. SCHOTT, JR.
      Executive Vice President

PETER J. WILBY
      Executive Vice President

CHRISTINA T. SYDOR
      Secretary

ANTHONY PACE
      Controller

The Emerging Markets
Income Fund II Inc

      7 World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Newport Beach, California 92660

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      EDF

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                 The Emerging Markets
                 Income Fund II Inc

                 Annual Report

                 May 31, 2000

              ----------------------------------------------
                     The Emerging Markets Income Fund II Inc
                     ----------------------------------------------


American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

EDFANN 5/00

                                    PRSRT-STD
                                  U.S. POSTAGE
                                      PAID
                                 PERMIT No. 169
                                STATEN ISLAND, NY